UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2013
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	000-52670	20-2089854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

__________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

Pursuant to the Agreement and Plan of Merger ("Merger Agreement"), dated as of October 29, 2013, by and between, Panache Beverage, Inc., a Florida corporation (the "Company," "we" or "us") and Panache Beverage, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Panache" or the "Surviving Corporation"), effective as of October 29, 2013, the Company merged with and into Panache, with Panache being the surviving entity (the "Reincorporation Merger"). As a result of the Reincorporation Merger, the legal domicile of the Surviving Corporation is now Delaware.

The Merger Agreement and Reincorporation Merger were duly approved by our board of directors and by the written consent of the holders of a majority of our outstanding capital stock entitled to vote thereon.

Pursuant to the terms of the Merger Agreement, (i) the Company merged with and into Panache, with Panache being the Surviving Corporation; (ii) Panache succeeded to the ownership of all of the Company’s assets, has the rights, power and privileges and assumed all of the obligations of the Company; (iii) the Company’s existing directors and officers became the directors and officers of Panache; and (iv) the certificate of incorporation (the "Delaware Certificate") and by-laws ("Delaware By-laws") of Panache now govern the Surviving Corporation. In connection with the Reincorporation Merger, the number of authorized shares of common stock was decreased to one hundred million (100,000,000) shares of common stock, par value of $.001 per share.

At the effective time of the Reincorporation Merger, each outstanding share of the Company’s common stock, $.001 par value, automatically was converted into one share of common stock of Panache, $.001 par value. Shareholders are not required to exchange their existing stock certificates, which now represent an equivalent number of shares of Panache common stock. Shareholders wishing to exchange their stock certificates should to send them to Guardian Registrar & Transfer, Inc., Exchange Processing, 7951 SW 6 Street, Suite 216, Plantation, FL 33324 and should use insured couriers for the return of their certificates.

The Reincorporation Merger did not result in any change in the business of the Company and the Surviving Corporation continues to maintain its principal offices at 150 Fifth Avenue, 3rd Floor, New York, New York 10011. The common stock of the Surviving Corporation continues to trade on the OTCQB market under the symbol “WDKA” and the securities of the Surviving Corporation continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by virtue of Rule 12g-3 of the Exchange Act.

The foregoing description of the Merger Agreement is intended to be a summary and is qualified in its entirety by reference to such agreement, which is attached as Exhibit 2.1 and incorporated by reference as if fully set forth herein.

On October 29, 2013, Panache entered into a Second Amendment to the Amended and Restated Loan Agreement (the “Second Amendment”) with Consilium Corporate Recovery Master Fund, Ltd (the "Lender"). Prior to the Reincorporation Merger, the Company, its affiliates and subsidiaries had entered into previous loan transactions with Consilium, dated December 21, 2012, May 9, 2013 and September 4, 2013, respectively, under which the Company and its affiliates borrowed an aggregate of $7,500,000, secured by certain assets and common stock (the "Previous Loan"). Pursuant to the Second Amendment, Panache, as successor by merger to the Company, reconfirmed that it is the “Borrower” under the Previous Loan for all purposes and reconfirmed its obligations under the Previous Loan and that such obligations under said Previous Loan are in full force and effect.

In connection with the Second Amendment Panache entered in a First Amendment to Amended and Restated Trademark Assignment and Security Agreement (the “Amended Trademark Assignment”) with the Lender, whereby Panache reconfirmed that it is the “Borrower” under the Previous Loan, including that certain Amended and Restated Loan Trademark Assignment and Security Agreement with the Lender, and the other signatories to the Amended Trademark Assignment reconfirmed their guarantees under Previous Loan and that such obligations under said Previous Loan are in full force and effect.

The foregoing descriptions of the Second Amendment and Amended Trademark Assignment are intended to be summaries and are qualified in their entirety by reference to such agreements, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference as if fully set forth herein.

Item 3.03 Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, each outstanding share of Company common stock, $.001 par value, has been automatically converted into one share of Panache common stock, par value $.001. Upon completion of the Reincorporation Merger, each outstanding certificate representing Company common stock is deemed, without any action by the shareholder, to represent the same number of share of Panache common stock. Shareholders do not need to exchange their stock certificates as a result of the Reincorporation Merger. Shareholders wishing to exchange their stock certificates should to send them to Guardian Registrar & Transfer, Inc., Exchange Processing, 7951 SW 6 Street, Suite 216, Plantation, FL 33324 and should use insured couriers for the return of their certificates.

Prior to the effective date of the Reincorporation Merger, the Company’s corporate affairs were governed by the corporate laws of Florida. The rights of its shareholders were subject to its Articles of Incorporation, as amended, and its By-laws. As a result of the Reincorporation Merger, holders of the Company common stock are now holders of Panache common stock, and their rights as holders are governed by the General Corporation Law of Delaware and the Delaware Certificate and Delaware By-laws.

Item 5.03 Amendment to Certificate of Incorporation.

The information set forth above under Items 1.01 and 3.03 is hereby incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits:

Exhibits

No.	Description

2.1	Agreement and Plan of Merger dated as of October 29, 2013 by and between Panache Beverage, Inc., a Florida corporation, and Panache Beverage, Inc.

3.1	Certificate of Incorporation of Panache Beverage, Inc. (Incorporated by reference to Annex B to the Company's Information Statement on Schedule 14C filed with the SEC on October 9, 2013.)

3.2	By-laws of Panache Beverage, Inc. (Incorporated by reference to Annex C to the Company's Information Statement on Schedule 14C filed with the SEC on October 9, 2013.)

10.1
Second Amendment to Amended and Restated Loan Agreement, dated October 29, 2013, by and between Consilium Corporate Recovery Master Fund, Ltd., and Panache Beverage, Inc., James Dale, Agata Podedworny, Sfoerd de Jong, MIS Beverage Holdings, LLC, Panache Distillery, LLC, Alibi NYC, LLC, Panache USA, LLC, and Alchemy International, LLC.

10.2
First Amendment to Amended and Restated Trademark Assignment and Security Agreement, dated October 31, 2013, by and between Consilium Corporate Recovery Master Fund, Ltd., and Panache Beverage, Inc., Alibi NYC, LLC, Panache, LLC, and Alchemy International, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: November 1, 2013	By:	/s/ James Dale
James Dale
Chief Executive Officer